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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2001

TAB PRODUCTS CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-07736 (Commission File Number)	94-1190862 (IRS Employer Identification No.)

935 Lakeview Parkway
Suite 195
Vernon Hills, IL 60061-1442

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (847) 968-5400

2130 Gold Street
P.O. Box 649061
San Jose, CA 95164-9061

(Former name or former address, if changed since last report)

Item 5. Other Events.

    This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on September 11, 2001, to include Amendment No. 1 to Rights Agreeement, dated as of September 10, 2001, between Tab Products Co. and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.). A copy of the agreement is attached as an exhibit to this Current Report on Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
	99.4	Amendment No. 1 to Rights Agreement, dated as of September 10, 2001, between Tab Products Co. and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAB PRODUCTS CO.
Date: September 13, 2001	By:	/s/ GARY W. AMPULSKI Gary W. Ampulski President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.4	Amendment No. 1 to Rights Agreement, dated as of September 10, 2001, between Tab Products Co. and Mellon Investor Services LLC (f/k/a ChaseMellon Shareholder Services, L.L.C.).

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX